UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:	CHAPTER 11 (BUSINESS)	
ISC8, Inc.		
	Case Number:	8:14-bk-15750-SC
	Operating Report Number:	1
Debtor(s).	For the Month Ending:	**9/24/2014 - 9/30/2014**

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			
3. BEGINNING BALANCE:			31,017.83
4. RECEIPTS DURING CURRENT PERIOD:			
Accounts Receivable - Post-filing		0.00	
Accounts Receivable - Pre-filing		0.00	
General Sales		0.00	
DIP Funding		200,000.00	
**Other (Specify)	COBRA payment	4,122.19	
TOTAL RECEIPTS THIS PERIOD:			204,122.19
5. BALANCE:			235,140.02
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD			
Transfers to Other DIP Accounts (from page 2)		39,065.06	
Disbursements (from page 2)		0.00	
TOTAL DISBURSEMENTS THIS PERIOD:***			39,065.06
7. ENDING BALANCE:			196,074.96

8. General Account Number(s): [redacted]

Depository Name & Location: US Bank
4100 Newport Place, Ste 100, Newport Beach, CA 92660

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
9/24/2014						0.00
9/25/2014						0.00
9/26/2014						0.00
9/26/2014						0.00
9/26/2014						0.00
9/26/2014						0.00
9/26/2014						0.00
9/29/2014						0.00
9/29/2014				879.12		879.12
9/29/2014				10,859.89		10,859.89
9/29/2014				27,326.05		27,326.05
9/30/2014						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
			TOTAL DISBURSEMENTS THIS PERIOD:	39,065.06	0.00	$39,065.06

* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.

** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION

Bank statement Date: 9/30/2014 Balance on Statement: $196,074.96

Plus deposits in transit (a):

Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT 0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS: 0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE: $196,074.96

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS
B. (PAYROLL ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS	
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS	
3. BEGINNING BALANCE:	2,000.00
4. RECEIPTS DURING CURRENT PERIOD: (Transferred from General Account)	27,326.05
5. BALANCE:	29,326.05
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:***	0.00
7. ENDING BALANCE:	29,326.05

8. PAYROLL Account Number(s): [redacted]

Depository Name & Location: US Bank
4100 Newport Place, Suite 100, Newport Beach, CA 92660

TOTAL DISBURSEMENTS FROM PAYROLL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

PAYROLL ACCOUNT
BANK RECONCILIATION

Bank statement Date: 9/30/2014 Balance on Statement: $29,326.05

Plus deposits in transit (a):

Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT 0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS: 0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE: $29,326.05

* It is acceptable to replace this form with a similar form

** Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS
C. (TAX ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS	
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX ACCOUNT REPORTS	
3. BEGINNING BALANCE:	1000
4. RECEIPTS DURING CURRENT PERIOD: (Transferred from General Account)	10,859.89
5. BALANCE:	11,859.89
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:***	0.00
7. ENDING BALANCE:	11,859.89

8. TAX Account Number(s): [redacted]

Depository Name & Location: US Bank

4100 Newport Place, Ste 100, Newport Beach, CA 92660

TOTAL DISBURSEMENTS FROM TAX ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

TAX ACCOUNT
BANK RECONCILIATION

Bank statement Date: 9/30/2014 Balance on Statement: $11,859.89

Plus deposits in transit (a):

Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT 0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS: 0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE: $11,859.89

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

I. D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:

(Provide a copy of monthly account statements for each of the below)

	General Account:	196,074.96
	Payroll Account:	29,326.05
	Tax Account:	11,859.89
*Other Accounts:		
*Other Monies:		
	**Petty Cash (from below):	0.00

TOTAL CASH AVAILABLE: 237,260.90

Petty Cash Transactions:

Date	Purpose	Amount

TOTAL PETTY CASH TRANSACTIONS: 0.00

* Specify the Type of holding (e.g. CD, Savings Account, Investment Security), and the depository name, location & account#

** Attach Exhibit Itemizing all petty cash transactions

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS AND OTHER PARTIES TO EXECUTORY CONTRACTS

Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due
			TOTAL DUE:	0.00

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:

Gross Sales Subject to Sales Tax: ____________

Total Wages Paid: ____________

	Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
Federal Withholding			
State Withholding			
FICA- Employer's Share			
FICA- Employee's Share			
Federal Unemployment			
Sales and Use			
Real Property			
Other: ____________			
TOTAL:	0.00	0.00	

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	*Accounts Payable	Accounts Receivable	
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	23,324.31		
31 - 60 days			
61 - 90 days			
91 - 120 days			
Over 120 days			
TOTAL:	23,324.31	0.00	0.00

V. INSURANCE COVERAGE

	Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
General Liability	CNA Insurance	$2.0M	10/1/2014	10/1/2014
Worker's Compensation	CNA Insurance	$1.0M	10/1/2014	10/1/2014
Casualty	CNA Insurance	$1.0M	10/1/2014	10/1/2014
Vehicle	CNA Insurance	$1.0M	10/1/2014	10/1/2014
Others: D&O Insurance	National Union Fire Insurance	$5.0M	5/1/2015	5/1/2015
D&O Insurance	Colony Insurance Company	$5.0M	5/1/2015	5/1/2015

VI. UNITED STATES TRUSTEE QUARTERLY FEES (TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
30-Sep-2014	39,065.00	325.00		0.00	325.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
		325.00		0.00	325.00

* Post-Petition Accounts Payable should not include professionals' fees and expenses which have been incurred but not yet awarded by the court. Post-Petition Accounts Payable SHOULD include professionals' fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	*Authorized Gross Compensation	Gross Compensation Paid During the Month

VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month

* Please indicate how compensation was identified in the order (e.g. $1,000/week, $2,500/month)

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
Sales/Revenue:		
Gross Sales/Revenue		
Less: Returns/Discounts		
Net Sales/Revenue	0.00	0.00
Cost of Goods Sold:		
Beginning Inventory at cost		
Purchases		
Less: Ending Inventory at cost		
Cost of Goods Sold (COGS)	0.00	0.00
Gross Profit	0.00	0.00
Other Operating Income (Itemize)		
Operating Expenses:		
Payroll - Insiders	50,772.80	
Payroll - Other Employees	71,990.72	
Payroll Taxes	8,802.76	
Other Taxes (Itemize)		
Depreciation and Amortization		
Rent Expense - Real Property		
Lease Expense - Personal Property		
Insurance		
Real Property Taxes		
Telephone and Utilities		
Repairs and Maintenance		
Travel and Entertainment (Itemize)		
Miscellaneous Operating Expenses (Itemize)		
Total Operating Expenses	131,566.28	0.00
Net Gain/(Loss) from Operations	(131,566.28)	0.00
Non-Operating Income:		
Interest Income		
Net Gain on Sale of Assets (Itemize)		
Other (Itemize)		
Total Non-Operating income	0.00	0.00
Non-Operating Expenses:		
Interest Expense		
Legal and Professional (Itemize)		
Other (Itemize)		
Total Non-Operating Expenses	0.00	0.00
NET INCOME/(LOSS)	(131,566.28)	0.00

(Attach exhibit listing all itemizations required above)

FN **Debtor is in the process of closing the September 2014 general ledger to produce the income statement**
Debtor will submit the September 2014 income statement next month

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)

	Current Month End	
ASSETS		
Current Assets:		
Unrestricted Cash		
Restricted Cash		
Accounts Receivable		
Inventory		
Notes Receivable		
Prepaid Expenses		
Other (Itemize)		
Total Current Assets		0.00
Property, Plant, and Equipment		
Accumulated Depreciation/Depletion		
Net Property, Plant, and Equipment		0.00
Other Assets (Net of Amortization):		
Due from Insiders		
Other (Itemize)		
Total Other Assets		0.00
TOTAL ASSETS		0.00
LIABILITIES		
Post-petition Liabilities:		
Accounts Payable		
Taxes Payable		
Notes Payable		
Professional fees		
Secured Debt		
Other (Itemize)		
Total Post-petition Liabilities		0.00
Pre-petition Liabilities:		
Secured Liabilities		
Priority Liabilities		
Unsecured Liabilities		
Other (Itemize)		
Total Pre-petition Liabilities		0.00
TOTAL LIABILITIES		0.00
EQUITY:		
Pre-petition Owners' Equity		
Post-petition Profit/(Loss)		
Direct Charges to Equity		
TOTAL EQUITY		0.00
TOTAL LIABILITIES & EQUITY		0.00

Debtor is in the process of closing the September 2014 general ledger to produce the balance sheet
Debtor will submit the September 2014 balance sheet next month

XI. QUESTIONNAIRE

		No	Yes
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If "Yes", explain below:	x	
	The only payments made on pre-petition unsecured debt is pursuant to the pre-petition wage order entered in this case [Doc. #10]		
2.	Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If "Yes", explain below:	x	

3. State what progress was made during the reporting period toward filing a plan of reorganization
The Debtor has continued discussions with various parties regarding exit financing.

4. Describe potential future developments which may have a significant impact on the case:
The Debtor's motion for approval of debtor in possession financing; the Debtor's motion to engage Broadway Advisors LLC and Alfred M. Masse [Doc. #51]

5. Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.

		No	Yes
6.	Did you receive any exempt income this month, which is not set forth in the operating report? If "Yes", please set forth the amounts and sources of the income below.	x	

I, J. Kirsten Bay,
declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

10/16/2014
Date

/s/ J. Kirsten Bay
Principal for debtor-in-possession